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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report of Independent Auditors dated January 20, 2000 which appears in Mercantile Bank Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1999.



                                               /s/ Crowe, Chizek and Company LLP


Grand Rapids, Michigan
December 21, 2000